UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): May 18, 2004

ADC TELECOMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-1424	41-0743912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13625 Technology Drive, Eden Prairie, MN 55344

(Address of principal executive offices, including zip code)

(952) 938-8080

(Registrant’s telephone number, including area code)

Amendment No. 1

This Amendment No. 1 (“Amendment”) amends the Current Report on Form 8-K of ADC Telecommunications, Inc., a Minnesota corporation (“ADC”), filed on June 2, 2004, relating to ADC’s acquisition (the “acquisition”) of the KRONE Group of companies (the “KRONE Companies”) from GenTek, Inc., a Delaware corporation (“GenTek”).  This Form 8-K/A amends the previous filing to include the financial statements required by Item 7 of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Financial statements of business acquired.

The financial statements of the KRONE Companies are filed as Exhibits 99.1 and 99.2 to this Amendment and are incorporated herein by this reference.

(b)   Pro forma financial information.

The pro forma financial information is filed as Exhibit 99.3 to this Amendment and is incorporated herein by this reference.

(c)   Exhibits

99.1       Financial statements and related notes of the KRONE Companies, together with the report of Deloitte & Touche LLP, for the year ended December 31, 2003.

99.2       Unaudited financial statements and related notes of the KRONE Companies for the three months ended March 31, 2004.

99.3       Unaudited Pro Forma Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADC TELECOMMUNICATIONS, INC.
(Registrant)

Date: August 12, 2004	By:	/s/ Gokul V. Hemmady
Gokul V. Hemmady
Vice President & Chief Financial Officer

ADC TELECOMMUNCIATIONS, INC.

FORM 8-K/A REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Financial statements and related notes of the KRONE Companies, together with the report of Deloitte & Touche LLP, for the year ended December 31, 2003.

99.2	Unaudited financial statements and related notes of the KRONE Companies for the three months ended March 31, 2004.

99.3	Unaudited Pro Forma Combined Financial Statements.